Fees Summary	Dec. 20, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,000,000,000
Previously Paid Amount	0
Total Fee Amount	6,897,155
Total Offset Amount	0
Net Fee	$ 6,897,155